Skillz Announces Q1 2022 Results, Paving the Path to Profitable Growth
–Delivered $93 million in Revenue with Higher Marketing Efficiency Resulting in $17 million Improvement in Adjusted EBITDA over Q4 2021
–Launched Breakthrough Innovation with Cloud Gaming Technology
–Announced Finalists for the NFL & Skillz Game Developer Challenge

SAN FRANCISCO--(BUSINESS WIRE)-- Skillz Inc. (NYSE: SKLZ) (“Skillz” or the “Company”), the leading mobile games platform bringing fair competition to players worldwide, today announced financial results for the first quarter ended March 31, 2022.

“Skillz drove strong improvement in marketing efficiency in the first quarter of 2022,” said Skillz CEO Andrew Paradise. “We commenced our transition to profitable growth through both sustained product innovation, including the recent beta launch of our cloud-gaming feature, and rollout of more enhancements that improve the user experience through social and personalization.”

Q1 Financial Highlights
•Revenue was up 12% over the prior year period to $93 million
•Gross Profit grew by 6% over the prior year period to $84 million
•Net Loss increased to $148 million from $54 million in the prior year period, with $65 million of that increase driven by non-recurring stock-based compensation expense related to the cancellation of performance stock units previously granted to the CEO
•Paying Monthly Active Users increased by 22% over the prior year period to 0.57 million
•Revenue After Engagement Marketing (RAEM)1 increased by 8% over the prior year period to $51.3 million

Q1 Business Highlights
•Improved User Acquisition marketing efficiency, which enabled us to reduce spend significantly over the prior quarter while maintaining RAEM
•Eliminated low-return engagement marketing programs, resulting in a meaningful reduction in engagement marketing as a percentage of revenue over the prior quarter
•Revealed our cloud gaming technology, which has the potential to drive improvement in user lifetime value and user acquisition costs
•Rolled out chat system-wide to drive deeper user engagement
•Signed a multi-year partnership with UFC®, the world’s premier mixed martial arts organization for branded mobile game creation and marketing
•Selected finalists for the NFL & Skillz Game Developer Challenge whose NFL-inspired game creations moved on to the soft launch phase

Financial Outlook
We are making no change to our full-year 2022 revenue guidance of $400 million. Our guidance is based on an estimated reduction in engagement marketing as a percentage of revenue of approximately 10 percentage points, when compared with engagement marketing as a percentage of revenue of 49% in 2021. This implies our RAEM will be $245 million, representing 24% year-over-year growth. Based on that revenue guidance, we expect to achieve an Adjusted EBITDA margin improvement of approximately 10 percentage points when compared with Adjusted EBITDA margin of (47%) in 2021. We expect to exit 2022 with a Q4 year-over-year RAEM growth rate above 30% and a Q4 Adjusted EBITDA margin better than (30)%.

1 Revenue After Engagement Marketing (RAEM) is a non-GAAP metric; for reconciliation of this measure against its most comparable GAAP metric, please see the appendix to this press release.

Investor Conference Call
Skillz posted a stockholder letter today discussing the first quarter results on its investor relations website at http://investors.skillz.com. A live question and answer conference call and audio webcast with analysts and investors will begin at 5:30 p.m. Eastern Time (ET).

The Q&A conference call can be accessed by registering online for the Skillz Webcast, at which time registrants will receive dial-in information as well as a passcode and registrant ID. At the time of the call, participants will dial in using the numbers in the confirmation email and enter their passcode and ID, upon which they will enter the conference call. Access to a live audio-webcast of the discussion in listen-only mode will be available at https://investors.skillz.com.

A replay and transcript of the webcast will be archived on the Company’s investor relations website. An audio replay of the Q&A conference call will be available through May 11, 2022 and can be accessed by dialing 1-866-813-9403 (US) or +44-204-525-0658 (international) and entering the passcode 241213.

About Skillz Inc.
Skillz is the leading mobile games platform that connects players in fair, fun, and meaningful competition. The Skillz platform helps developers build multi-million dollar franchises by enabling social competition in their games. Leveraging its patented technology, Skillz hosts billions of casual esports tournaments for millions of mobile players worldwide, and distributes millions in prizes each month. Skillz has earned recognition as one of Fast Company’s Most Innovative Companies, CNBC’s Disruptor 50, Forbes’ Next Billion-Dollar Startups, and the number-one fastest-growing company in America on the Inc. 5000. www.skillz.com

Use of Non-GAAP Financial Measures

In this press release, the Company includes Adjusted EBITDA, RAEM and Non-GAAP Operating Expenses, which are non-GAAP performance measures that the Company uses to supplement its results presented in accordance with U.S. GAAP. As required by the rules of the Securities and Exchange Commission (“SEC”), the Company has provided herein a reconciliation of the non-GAAP financial measures contained in this press release to the most directly comparable measures under GAAP. The Company’s management believes Adjusted EBITDA is useful in evaluating its operating performance and is a similar measure reported by publicly-listed U.S. competitors, and regularly used by security analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. The Company’s management believes that RAEM is a useful measure to enable investors to better measure the Company’s progress in optimizing engagement marketing and the core growth rate of our business. By providing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Adjusted EBITDA is not intended to be a substitute for net loss or any other U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. RAEM is not intended to be a substitute for revenue or for any other U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. Further, Non-GAAP Operating Expenses are not intended to be a substitute for GAAP Operating Expenses or any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.

The Company defines and calculates Adjusted EBITDA as net loss before interest, other non-operating expense or income, (benefit from) provision for income taxes, and depreciation and amortization, and further adjusted for stock-based compensation and other special items determined by management, including, but not limited to, fair value adjustments for certain financial liabilities associated with debt and equity transactions, impairment charges, acquisition related expenses for transaction costs and certain loss contingency accruals. The Company defines and calculates RAEM based on the Company’s consolidated revenue less engagement marketing expenses included in sales and marketing expenses. The Company defines and calculates Non-GAAP Operating Expenses as GAAP Operating Expenses adjusted for stock-based compensation, one-time transaction expenses and other special items determined by management, including, but not limited to acquisition-related expenses for transactions costs and certain loss contingency accruals, as they are not indicative of business operations.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the Company’s actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to, the ability of Skillz to: effectively compete in the global entertainment and gaming industries; attract and retain successful relationships with the third party developers that develop and update all of the games hosted on Skillz’s platform; comply with laws and regulations applicable to its business; and as well as other risks and uncertainties indicated from time to time in the Company’s SEC filings, including those under “Risk Factors” therein, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Company makes from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that the Company believes to be reasonable as of this date. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Contacts
Investors: ir@skillz.com
Media: press@skillz.com

Source: Skillz Inc.

Skillz Inc.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(Unaudited, in thousands, except for number of shares and per share amounts)

	Three Months Ended March 31,
	2022	2021
Revenue	$93,438	$83,677
Costs and expenses:
Cost of revenue	9,265	4,256
Research and development	18,653	7,282
Sales and marketing	117,332	96,323
General and administrative	92,792	27,284
Total costs and expenses	238,042	135,145
Loss from operations	(144,604)	(51,468)
Interest expense, net	(8,157)	(24)
Change in fair value of common stock warrant liabilities	4,462	(2,108)
Other (expense) income, net	(27)	50
Loss before income taxes	(148,326)	(53,550)
(Benefit from) provision for income taxes	(213)	42
Net loss	$(148,113)	$(53,592)
Net loss per share attributable to common stockholders – basic	$(0.37)	$(0.15)
Weighted average common shares outstanding – basic	401,653,954	356,818,954

Net loss attributable to common stockholders – diluted	$(148,113)	$(57,391)
Net loss per share attributable to common stockholders – diluted	$(0.37)	$(0.16)
Weighted average common shares outstanding – diluted	401,653,954	359,827,649

Other comprehensive loss:
Change in unrealized loss on available-for-sale investments, net of tax	(2,046)	—
Total other comprehensive loss:	(2,046)	—
Comprehensive loss	$(150,159)	$(53,592)

Skillz Inc.
Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except for number of shares and par value per share amounts)

	March 31,	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$114,558	$241,332
Marketable securities, current	369,566	319,055
Accounts receivable, net	13,230	13,497
Prepaid expenses and other current assets	21,967	16,704
Total current assets	519,321	590,588
Property and equipment, net	8,629	9,988
Operating lease right-of-use assets, net	13,977	14,511
Marketable securities, non-current	169,725	182,629
Non-marketable equity securities	55,649	55,649
Intangible assets, net	75,066	79,137
Goodwill	86,436	86,845
Other long-term assets	3,733	3,478
Total assets	$932,536	$1,022,825
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$13,305	$19,753
Operating lease liabilities, current	2,005	2,110
Other current liabilities	57,607	64,969
Total current liabilities	72,917	86,832
Operating lease liabilities, non-current	13,199	13,567
Common stock warrant liabilities, non-current	1,831	6,293
Long-term debt, non-current	279,713	278,889
Other long-term liabilities	13,238	13,544
Total liabilities	380,898	399,125
Commitments and contingencies
Stockholders’ equity:
Preferred stock $0.0001 par value; 10 million shares authorized — 0 issued and outstanding as of March 31, 2022 and December 31, 2021	—	—
Common stock $0.0001 par value; 625 million shares authorized; Class A common stock – 500 million shares authorized; 341 million and 340 million shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively; Class B common stock – 125 million shares authorized; 69 million shares issued and outstanding as of March 31, 2022 and December 31, 2021	40	40
Additional paid-in capital	1,121,697	1,043,600
Accumulated other comprehensive loss	(2,294)	(248)
Accumulated deficit	(567,805)	(419,692)
Total stockholders’ equity	551,638	623,700
Total liabilities and stockholders’ equity	$932,536	$1,022,825

Skillz Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Three Months Ended March 31,
	2022	2021
Operating Activities
Net loss	$(148,113)	$(53,592)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	5,539	555
Stock-based compensation	77,925	10,945
Accretion of unamortized debt discount and amortization of debt issuance costs	824	9
Amortization of premium (accretion of discount) for marketable securities	984	—
Deferred income taxes	(318)	—
Change in fair value of common stock warrant liabilities	(4,462)	2,108
Changes in operating assets and liabilities:
Accounts receivable, net	267	—
Prepaid expenses and other assets	(5,676)	(4,499)
Operating lease right-of-use assets	534	(13,453)
Accounts payable	(5,613)	(4,060)
Operating lease liabilities	(473)	14,386
Other accruals and liabilities	(4,868)	8,448
Net cash used in operating activities	(83,450)	(39,153)
Investing Activities
Purchases of property and equipment, including internal-use software	(107)	(659)
Purchases of marketable securities	(149,495)	—
Proceeds from sales of marketable securities	25,593	—
Proceeds from maturities of marketable securities	83,265	—
Net cash used in investing activities	(40,744)	(659)
Financing Activities
Principal payments on finance leases obligations	(840)	—
Payments for debt issuance costs	(1,976)	—
Proceeds from issuance of common stock in follow-on offering, net of underwriting commissions, and offering costs	—	402,817
Payments made towards deferred offering costs	—	(13,167)
Net proceeds from exercise of stock options and issuance of common stock	236	12
Net cash (used in) provided by financing activities	(2,580)	389,662
Net change in cash, cash equivalents and restricted cash	(126,774)	349,850
Cash, cash equivalents and restricted cash – beginning of year	244,252	265,648
Cash, cash equivalents and restricted cash – end of period	$117,478	$615,498

Skillz Inc.
Reconciliation of GAAP Net Loss to Adjusted EBITDA
(Unaudited, in thousands)

	Three Months Ended March 31,
	2022	2021
Net loss	$(148,113)	$(53,592)
Interest expense, net	8,157	24
Stock-based compensation (3)	77,925	10,945
Change in fair value of common stock warrant liabilities	(4,462)	2,108
(Benefit from) provision for income taxes	(213)	42
Depreciation and amortization	5,539	555
Other expense (income), net	27	(50)
One-time nonrecurring expenses(1) (2)	119	8,839
Adjusted EBITDA	$(61,021)	$(31,129)

(1) For the three months ended March 31, 2022, amounts represent one-time nonrecurring expenses related to IPO bonuses for certain employees.

(2) For the three months ended March 31, 2021, amounts represent transaction expenses related to the follow-on offering.

(3) For the three months ended March 31, 2022, amount includes stock-based compensation recorded for the cancellation of the Chief Executive Officer’s award of 16,119,640 performance share units granted on September 14, 2021 (the “CEO Performance Stock Units”).

Skillz Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses
(Unaudited, in thousands)

	Three Months Ended March 31,
	2022	2021
Research and development	$18,653	$7,282
Less: stock-based compensation	(2,354)	(1,207)
Less: one-time nonrecurring expenses	—	(139)
Non-GAAP research and development	$16,299	$5,936

Sales and marketing	$117,332	$96,323
Less: stock-based compensation	(2,879)	(1,838)
Less: one-time nonrecurring expenses	—	(131)
Non-GAAP sales and marketing	$114,453	$94,354

General and administrative	$92,792	$27,284
Less: stock-based compensation(1)	(72,692)	(7,900)
Less: one-time nonrecurring expenses(2) (3)	(119)	(8,569)
Non-GAAP general and administrative	$19,981	$10,815

(1) For the three months ended March 31, 2022, amounts includes stock-based compensation recognized for the cancellation of Andrew Paradise, Chief Executive Officer’s award of 16,119,640 performance share units granted on September 14, 2021 (the “CEO Performance Stock Units”).

(2) For the three months ended March 31, 2022, amounts represent one-time nonrecurring expenses related to IPO bonuses for certain employees.

(3) For the three months ended March 31, 2021, amounts represent transaction expenses related to the follow-on offering.

Skillz Inc.
Reconciliation of GAAP Revenue to Revenue After Engagement Marketing
(in thousands)

	Three Months Ended March 31,
	2022	2021
Revenue	$93,438	$83,677
Less: Sales and marketing - engagement marketing	42,096	35,986
Revenue after engagement marketing(1)	$51,342	$47,691

(1) “Revenue After Engagement Marketing” or “RAEM” means consolidated revenue less engagement marketing expenses included in sales and marketing expense.

Skillz Inc.
Supplemental Financial Information
(Unaudited, in millions, except ARPU and ARPPU)

	Three Months Ended March 31,
	2022	2021
Monthly active users (“MAUs”)(1)	3.2	2.7
Average revenue per user (“ARPU”)(2)	$9.65	$10.35
Paying monthly active users (“PMAUs”)(3)	0.57	0.47
Average revenue per paying user (“ARPPU”)(4)	$54.7	$59.8
Gross marketplace volume (“GMV”)(5)	$552	$567
Revenue after engagement marketing (“RAEM”)(6)	$51	$48

(1) “Monthly Active Users” or “MAUs” means the number of end-users who entered into a paid or free contest hosted on Skillz’s platform at least once in a month, averaged over each month in the period.

(2) “Average Revenue Per Monthly Active User” or “ARPU” means the average revenue in a given month divided by MAUs in that month, averaged over the period.

(3) “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’s platform at least once in a month, averaged over each month in the period.

(4) “Average Revenue Per Paying Monthly Active User” or “ARPPU” means the average revenue in a given month divided by Paying MAUs in that month, averaged over the period.

(5) “GMV” or “Gross Marketplace Volume” means the total entry fees paid by users for contests hosted on Skillz’s platform. Total entry fees include entry fees paid by end-users using cash deposits, prior cash winnings from end-users’ accounts that have not been withdrawn, and end-user incentives used to enter paid entry fee contests.

(6) “Revenue After Engagement Marketing” or “RAEM” means consolidated revenue less engagement marketing expenses included in sales and marketing expense.